Exhibit 99.1

TRIBECA STRATEGIC ACQUISITION CORP.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

Tribeca Strategic Acquisition Corp.:

Opinion on the Financial Statement

We have audited the accompanying balance sheet of Tribeca Strategic Acquisition Corp. (the “Company”) as of June 1, 2026, and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of June 1, 2026, in conformity with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying financial statement has been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statement, the Company does not have sufficient cash and working capital to sustain its operations for a reasonable period of time, which is considered to be one year from the date of the issuance of the financial statement. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plan in regard to these matters are also described in Note 1. The financial statement does not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

This financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ WithumSmith+Brown, PC

We have served as the Company’s auditor since 2025.

New York, New York

June 11, 2026

TRIBECA STRATEGIC ACQUISITION CORP.

BALANCE SHEET

JUNE 1, 2026

Assets
Current assets
Cash	$1,007,742
Due from Sponsor	12,500
Prepaid expenses	100,000
Total current assets	1,120,242
Cash held in Trust Account	140,350,000
Total Assets	$141,470,242
Liabilities, Class A Ordinary Shares Subject to Possible Redemption, and Shareholders’ Deficit
Current liabilities
Accrued offering costs	$777,531
Accrued expenses	20,000
Over-allotment option liability	110,400
Total Current Liabilities	907,931
Deferred underwriting fee payable	4,900,000
Total Liabilities	5,807,931

Commitments and Contingencies (Note 6)
Class A ordinary shares subject to possible redemption, $0.0001 par value; 14,000,000 shares at redemption value of $10.025 per share	140,350,000

Shareholders’ Deficit
Preference shares, $0.0001 par value; 1,000,000 shares authorized; none issued or outstanding	—
Class A ordinary shares, $0.0001 par value; 200,000,000 shares authorized; 610,000 shares issued and outstanding (excluding 14,000,000 shares subject to possible redemption)	61
Class B ordinary shares, $0.0001 par value; 20,000,000 shares authorized; 5,366,667 shares issued and outstanding(1)	537
Additional paid-in capital	—
Accumulated deficit	(4,688,287)
Total Shareholders’ Deficit	(4,687,689)
Total Liabilities, Class A Ordinary Shares Subject to Possible Redemption, and Shareholders’ Deficit	$141,470,242

(1)	Includes up to 700,000 Class B ordinary shares subject to forfeiture if the over-allotment option is not exercised in full or in part by the underwriters (see Note 5).

The accompanying notes are an integral part of the financial statement.

TRIBECA STRATEGIC ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENT

JUNE 1, 2026

Note 1 — Organization and Business Operations

Tribeca Strategic Acquisition Corp. (the “Company”) is a blank check company incorporated as a Cayman Islands exempted corporation on October 15, 2025. The Company was incorporated for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”). The Company has not selected any specific Business Combination target and the Company has not, nor has anyone on its behalf, engaged in any substantive discussions, directly or indirectly, with any Business Combination target with respect to an initial Business Combination with the Company. Although the Company currently intends to focus on target businesses in software, technology, artificial intelligence, digital asset, clean energy and other high growth sectors, the Company may pursue an acquisition opportunity in any business, industry, sector or geographical location.

As of June 1, 2026, the Company had not commenced any operations. All activity for the period from October 15, 2025 (inception) through June 1, 2026 relates to the Company’s formation and the initial public offering (the “Initial Public Offering”), which is described below. The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the Initial Public Offering. The Company has selected December 31 as its fiscal year end.

The registration statement for the Company’s Initial Public Offering was declared effective on May 28, 2026. On June 1, 2026, the Company consummated the Initial Public Offering of 14,000,000 units (the “Units” and, with respect to the Class A ordinary shares included in the Units being offered, the “Public Shares”, and with respect to the rights included in the Units being offered, the “Share Rights”) at $10.00 per Unit, generating gross proceeds of $140,000,000. Each Unit consists of one Public Share and one right to receive one-tenth (1/10) of one Class A ordinary share upon the consummation of an initial Business Combination (“Public Right”).

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 470,000 units (the “Private Placement Units”) at a price of $10.00 per Private Placement Unit, in a private placement to the Company’s sponsor, Tribeca Strategic Partners Holdco LLC (the “Sponsor”) and BTIG, LLC (“BTIG”), the representative of the underwriters in the Initial Public Offering, at a price of $10.00 per Private Placement Unit, generating gross proceeds of $4,700,000. Of the 470,000 Private Placement Units, the Sponsor purchased 330,000 Private Placement Units and BTIG purchased 140,000 Private Placement Units. Each Private Placement Unit consists of one Class A ordinary share (“Private Placement Share”) and one right to receive one-tenth (1/10) of one Class A ordinary share upon the consummation of an initial Business Combination (“Private Placement Right”).

Transaction costs amounted to $8,894,202, consisting of $2,800,000 of cash underwriting fees, $4,900,000 of deferred underwriting fees, and $1,194,202 of other offering costs.

The Business Combination must be with one or more target businesses that together have a fair market value equal to at least 80% of the net balance in the Trust Account (as defined below) (excluding the amount of deferred underwriting discounts held and taxes payable on the income earned on the Trust Account) at the time of the signing an agreement to enter into a Business Combination. However, the Company will only complete a Business Combination if the post-Business Combination company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). There is no assurance that the Company will be able to successfully effect a Business Combination.

TRIBECA STRATEGIC ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENT

JUNE 1, 2026

Note 1 — Organization and Business Operations (cont.)

Following the closing of the Initial Public Offering, on June 1, 2026, an amount of $140,350,000 ($10.025 per Unit) from the net proceeds of the sale of the Units and the Private Placement Units was placed in the trust account (the “Trust Account”), located in the United States, and may only be invested in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act, which invest only in direct U.S. government treasury obligations; the holding of these assets in this form is intended to be temporary and for the sole purpose of facilitating the intended Business Combination. To mitigate the risk that might be deemed to be an investment company for purposes of the Investment Company Act, which risk increases the longer that the Company holds investments in the Trust Account, the Company may, at any time (based on management team’s ongoing assessment of all factors related to the potential status under the Investment Company Act), instruct the trustee to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in cash or in an interest bearing demand deposit account at a bank. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its taxes, if any, the proceeds from the Initial Public Offering and the sale of the Private Placement Units will not be released from the Trust Account until the earliest of (i) the completion of the Company’s initial Business Combination, (ii) the redemption of the Company’s Public Shares if the Company is unable to complete the initial Business Combination within 21 months from the closing of the Initial Public Offering or by such earlier liquidation date as the board of directors may approve (the “Completion Window”), subject to applicable law, or (iii) the redemption of the Company’s Public Shares properly submitted in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association to (A) modify the substance or timing of the Company’s obligation to allow redemption in connection with the initial Business Combination or to redeem 100% of the Company’s Public Shares if the Company has not consummated an initial Business Combination within the Completion Window or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial Business Combination activity. The proceeds deposited in the Trust Account could become subject to the claims of the Company’s creditors, if any, which could have priority over the claims of the Company’s public shareholders.

The Company will provide the Company’s public shareholders with the opportunity to redeem all or a portion of their Public Shares upon the completion of the initial Business Combination either (i) in connection with a general meeting called to approve the initial Business Combination or (ii) without a shareholder vote by means of a tender offer. The decision as to whether the Company will seek shareholder approval of a proposed initial Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The public shareholders will be entitled to redeem their shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the initial Business Combination, including interest earned on the funds held in the Trust Account (less taxes payable), divided by the number of then outstanding Public Shares, subject to the limitations. The amount in the Trust Account is initially invested at $10.025 per Public Share.

The ordinary shares subject to possible redemption were recorded at a redemption value and classified as temporary equity upon the completion of the Initial Public Offering, in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 480, “Distinguishing Liabilities from Equity.”

The Company will have only the duration of the Completion Window to complete the initial Business Combination. However, if the Company is unable to complete its initial Business Combination within the Completion Window, the Company will as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will constitute full and complete payment for the Public Shares and completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation or other distributions, if any), subject to the Company’s obligations under Cayman Islands law to provide for claims of creditors and subject to the other requirements of applicable law.

The Sponsor, officers and directors have entered into a letter agreement with the Company, pursuant to which they agree to (i) waive their redemption rights with respect to their Founder Shares, Private Placement Shares and Public Shares in connection with the completion of the initial Business Combination or an earlier redemption in connection with the commencement of the procedures to consummate the initial Business Combination if the Company determines it is desirable to facilitate the completion of the initial Business Combination; (ii) waive their redemption rights with respect to their Founder Shares, Private Placement Shares and Public Shares in connection with a shareholder vote to approve an amendment to the Company’s amended and restated memorandum and articles of association; (iii) waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares and Private Placement Shares if the Company fails to complete the initial Business Combination within the Completion Window, although they will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares they hold if the Company fails to complete the initial Business Combination within the Completion Window and to liquidating distributions from assets outside the Trust Account; and (iv) vote any Founder Shares held by them and any Public Shares purchased during or after the Initial Public Offering (including in open market and privately negotiated transactions) in favor of the initial Business Combination.

TRIBECA STRATEGIC ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENT

JUNE 1, 2026

Note 1 — Organization and Business Operations (cont.)

The Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or other similar agreement or Business Combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.025 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.025 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the Company’s indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). However, the Company has not asked the Sponsor to reserve for such indemnification obligations, nor has the Company independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and the Company believes that the Sponsor’s only assets are securities of the Company. Therefore, the Company cannot assure that the Sponsor would be able to satisfy those obligations.

Going Concern Consideration

As of June 1, 2026, the Company had $1,007,742 in cash, working capital of $212,311, and shareholders’ deficit of $4,687,689. The Company has completed its Initial Public Offering and the capital in excess of the funds deposited in Trust Account and/or used to fund offering expenses was released to the Company for general capital purposes. Further, the Company has incurred and expects to continue to incur significant costs in pursuit of its financing and acquisition plans. In connection with the Company’s assessment of going concern considerations in accordance with Financial Accounting Standards Board (“FASB”) ASC 205-40, “Financial Statement Presentation — Going Concern,” the Company’s management has since reevaluated the Company’s liquidity and financial condition, and determined that the Company still lacks the liquidity to sustain operations for a reasonable period of time, which is considered to be one year from the date of the issuance of the financial statement. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management plans to address this uncertainty with the Business Combination. There is no assurance that the Company’s plans to complete the Business Combination will be successful. The financial statement does not include any adjustments that might result from the outcome of this uncertainty.

Note 2 — Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statement is presented in conformity with accounting principles generally accepted in the United States of America (“US GAAP”) and pursuant to the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”).

Emerging Growth Company Status

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

TRIBECA STRATEGIC ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENT

JUNE 1, 2026

Note 2 — Summary of Significant Accounting Policies (cont.)

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statement with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of the financial statement in conformity with US GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statement, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company had $1,007,742 in cash and did not have any cash equivalents as of June 1, 2026.

Cash Held in Trust Account

As of June 1, 2026, the assets held in the Trust Account, amounting to $140,350,000, were held in cash.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which, at times, may exceed the Federal Deposit Insurance Corporation coverage limit of $250,000. Any loss incurred or a lack of access to such funds could have a significant adverse impact on the Company’s financial condition, results of operations, and cash flows.

Offering Costs

The Company complies with the requirements of the FASB ASC 340-10-S99 and SEC Staff Accounting Bulletin Topic 5A, “Expenses of Offering”. Offering costs consist principally of professional and registration fees that are related to the Initial Public Offering. FASB ASC 470-20, “Debt with Conversion and Other Options,” addresses the allocation of proceeds from the issuance of convertible debt into its equity and debt components. The Company applies this guidance to allocate Initial Public Offering proceeds from the Units between Class A ordinary shares and Share Rights, using the residual method by allocating Initial Public Offering proceeds first to the assigned value of the Public Rights and then to the Class A ordinary shares. Offering costs allocated to the Public Shares were charged to temporary equity, and offering costs allocated to Public Rights and Private Placement Units were charged to shareholders’ deficit, as the Share Rights, after management’s evaluation, were accounted for under equity treatment.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC Topic 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the balance sheet, primarily due to their short-term nature.

TRIBECA STRATEGIC ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENT

JUNE 1, 2026

Note 2 — Summary of Significant Accounting Policies (cont.)

Income Taxes

The Company accounts for income taxes under FASB ASC Topic 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

FASB ASC Topic 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company’s management determined that the Cayman Islands is the Company’s major tax jurisdiction. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. As of June 1, 2026, there were no unrecognized tax benefits and no amounts accrued for interest and penalties. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

The Company is considered to be an exempted Cayman Islands company with no connection to any other taxable jurisdiction and is presently not subject to income taxes or income tax filing requirements in the Cayman Islands or the United States. As such, the Company’s tax provision was zero for the period presented.

Derivative Financial Instruments

The Company evaluates its financial instruments to determine if such instruments are derivatives or contain features that qualify as embedded derivatives in accordance with FASB ASC Topic 815, “Derivatives and Hedging”. For derivative financial instruments that are accounted for as liabilities, the derivative instrument is initially recorded at its fair value on the grant date and is then re-valued at each reporting date, with changes in the fair value reported in the statements of operations. The classification of derivative instruments, including whether such instruments should be recorded as liabilities or as equity, is evaluated at the end of each reporting period in accordance with FASB ASC Topic 480, “Distinguishing Liabilities from Equity”. Derivative liabilities are classified in the balance sheet as current or non-current based on whether or not net cash settlement or conversion of the instrument could be required within 12 months of the balance sheet date. The underwriters' over-allotment option is deemed to be a freestanding financial instrument indexed to the contingently redeemable shares and was accounted for as a liability pursuant to ASC 480 since the underwriter did not exercise their over-allotment option at the closing of the Initial Public Offering.

Share Rights

The Company accounted for the Public Rights and Private Placement Rights included in the Private Placement Units issued in connection with the Initial Public Offering and the private placement in accordance with the guidance contained in FASB ASC Topic 815. Accordingly, the Company evaluated and classified the rights under equity treatment at their assigned values.

Class A Ordinary Shares Subject to Possible Redemption

The Public Shares contain a redemption feature which allows for the redemption of such Public Shares in connection with the Company’s liquidation, or if there is a shareholder vote or tender offer in connection with the Company’s initial Business Combination. In accordance with ASC 480-10-S99, the Company classifies Public Shares subject to possible redemption outside of permanent equity as the redemption provisions are not solely within the control of the Company. The Company recognizes changes in redemption value immediately as they occur and will adjust the carrying value of redeemable shares to equal the redemption value at the end of each reporting period. Immediately upon the closing of the Initial Public Offering, the Company recognized the accretion from initial book value to redemption value. The change in the carrying value of redeemable shares will result in charges against additional paid-in capital (to the extent available) and accumulated deficit. Accordingly, as of June 1, 2026, Class A ordinary shares subject to possible redemption are presented at redemption value as temporary equity, outside of the shareholders’ deficit section of the Company’s balance sheet. As of June 1, 2026, the Class A ordinary shares subject to possible redemption reflected in the balance sheet are reconciled in the following table:

Gross proceeds	$140,000,000
Less:
Proceeds allocated to Public Rights	(2,100,000)
Proceeds allocated to over-allotment option	(110,400)
Public Shares issuance costs	(8,722,218)
Plus:
Remeasurement of carrying value to redemption value	11,282,618
Class A ordinary shares subject to possible redemption, June 1, 2026	$140,350,000

TRIBECA STRATEGIC ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENT

JUNE 1, 2026

Note 2 — Summary of Significant Accounting Policies (cont.)

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statement.

Note 3 — Initial Public Offering

In the Initial Public Offering on June 1, 2026, the Company sold 14,000,000 Units at a purchase price of $10.00 per Unit. The Company granted the underwriters a 45-day option from the date of Initial Public Offering to purchase up to 2,100,000 additional Units to cover over-allotments (Note 6). Each Unit consists of one Public Share, and one Public Right. Each Public Right entitles the holder thereof to receive one-tenth of one Class A ordinary share upon the consummation of an initial Business Combination.

Note 4 — Private Placement

Simultaneously with the closing of the Initial Public Offering, the Sponsor and BTIG purchased an aggregate of 470,000 Private Placement Units at a price of $10.00 per Private Placement Unit in a private placement. Of those 470,000 Private Placement Units, the Sponsor purchased 330,000 Private Placement Units and BTIG purchased 140,000 Private Placement Units. Up to 47,250 additional Private Placement Units can be purchased by the Sponsor and BTIG depending on the extent to which the underwriters’ over-allotment option is exercised within the 45-day period following the closing of the Initial Public Offering. Each Private Placement Unit consists of one Private Placement Share, and one Private Placement Right. Each Private Placement Right entitles the holder thereof to receive one-tenth of one Class A ordinary share upon the consummation of an initial Business Combination. The Private Placement Units will be identical to the Units being offered in Initial Public Offering, subject to certain limited exceptions as described in the Company’s prospectus. The Private Placement Rights will be identical to the Public Rights comprising part of the Units being offered in the Initial Public Offering.

The Sponsor and the Company’s officers and directors have entered into a letter agreement with the Company, pursuant to which they agree to (i) waive their redemption rights with respect to their Founder Shares, Private Placement Shares and Public Shares in connection with the completion of the initial Business Combination or an earlier redemption in connection with the commencement of the procedures to consummate the initial Business Combination if the Company determines it is desirable to facilitate the completion of the initial Business Combination; (ii) waive their redemption rights with respect to their Founder Shares, Private Placement Shares and Public Shares in connection with a shareholder vote to approve an amendment to the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the initial Business Combination or to redeem 100% of the Public Shares if the Company has not consummated an initial Business Combination within the Completion Window or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial Business Combination activity; (iii) waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares and Private Placement Shares if the Company fails to complete the initial Business Combination within the Completion Window, although they will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares they hold if the Company fails to complete the initial Business Combination within the Completion Window and to liquidating distributions from assets outside the Trust Account; and (iv) vote any Founder Shares held by them and any Public Shares purchased during or after the Initial Public Offering (including in open market and privately negotiated transactions) in favor of the initial Business Combination.

TRIBECA STRATEGIC ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENT

JUNE 1, 2026

Note 5 — Related Party Transactions

Founder Shares

On October 20, 2025, the Company issued an aggregate of 6,708,333 Class B ordinary shares, $0.0001 par value (the “Founder Shares”), in exchange for a $10,000 payment (approximately $0.001 per share) from Tribeca Strategic Partners LLC to cover certain expenses on behalf of the Company. On March 16, 2026, the Company’s Sponsor changed from Tribeca Strategic Partners LLC to the Sponsor, at which time Tribeca Strategic Partners LLC entered into a contribution and exchange agreement with the Sponsor, in which Tribeca Strategic Partners LLC exchanged all of the Founder Shares held by it in exchange for units of the Sponsor. On April 16, 2026, the Sponsor surrendered 1,341,666 Class B ordinary shares for no consideration. The Sponsor now holds 5,286,667 Class B ordinary shares, after the transfer of Founder Shares to independent directors which is described below. All share and per-share data have been retrospectively presented. The Founder Shares include an aggregate of up to 700,000 shares, which remains subject to surrender and forfeiture depending on the extent to which the underwriters’ over-allotment option is exercised within the 45-day period following the closing of the Initial Public Offering.

On May 28, 2026, the Sponsor transferred an aggregate of 80,000 Founder Shares to the Company’s independent directors in exchange for their services as directors of the Company. The transfer of Founder Shares to the directors is in the scope of FASB ASC Topic 718, “Compensation-Stock Compensation” (“ASC 718”). Under ASC 718, stock-based compensation associated with equity classified awards is measured at fair value upon the grant date. The total fair value of the 80,000 Founder Shares transferred to the directors on May 28, 2026 was $118,400 or $1.48 per share. The Company established the initial fair value of the Founder Shares transferred on May 28, 2026, the grant date, using a calculation prepared by a third party valuation team which takes into consideration the implied Class A share price of $9.85 multiplied by the probability of De-SPAC and market adjustment of 15.0%. The Founder Shares transferred are subject to repurchase by the Sponsor in the event the director resigns or ceases to serve as member of the board prior to the consummation of the initial Business Combination. Share-based compensation would be recognized when the repurchase clause has been lifted (i.e. upon consummation of a Business Combination), in an amount equal to the number of Founder Shares transferred times the grant date fair value per share (unless subsequently modified) less the amount initially received for the shares, if any. As of June 1, 2026, the Company determined that the initial Business Combination is not considered probable and therefore no compensation expense has been recognized.

The Company’s initial shareholders have agreed not to transfer, assign or sell any of their Founder Shares and any Class A ordinary shares issued upon conversion thereof until the earlier to occur of (i) six months after the completion of the initial Business Combination or (ii) the date on which the Company completes a liquidation, merger, share exchange or other similar transaction after the initial Business Combination that results in all of the Company’s shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property. Any permitted transferees will be subject to the same restrictions and other agreements of the Company’s initial shareholders with respect to any Founder Shares (the “Lock-up”). Notwithstanding the foregoing, if (1) the closing price of the Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share subdivisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 30 days after the initial Business Combination or (2) if the Company consummates a transaction after the initial Business Combination which results in the Company’s shareholders having the right to exchange their shares for cash, securities or other property, the Founder Shares will be released from the Lock-up.

Promissory Note — Related Party

Tribeca Strategic Partners LLC has agreed, as amended, to loan the Company an aggregate of up to $500,000 to be used for a portion of the expenses of the Initial Public Offering. Prior to the consummation of the Initial Public Offering, Tribeca Strategic Partners LLC contributed the promissory note representing up to $500,000 in loans made to the Company, as well as cash, to the Sponsor in exchange for additional units of the Sponsor. The loan is non-interest bearing, unsecured and due at the earlier of June 30, 2026 or the closing date of the Initial Public Offering. On June 1, 2026, the Company repaid the total outstanding balance of the promissory note amounting to $454,898. Borrowings under the promissory note are no longer available.

Due from Sponsor

The Company paid the Sponsor an amount of $12,500 in excess of the outstanding promissory note balance at the closing of the Initial Public Offering. The excess payment of $12,500 is denoted as a due from Sponsor on the accompanying balance sheet as of June 1, 2026.

CFO Services Agreement

On November 4, 2025, the Company entered into an agreement with its Chief Financial Officer (the “CFO”). Under the terms of the agreement, the CFO will receive a signing bonus of $20,000 and a monthly cash fee of $10,000, payable in arrears no later than the fifth business day of each month. The CFO’s term will remain in effect until the earlier of (i) termination by either party, (ii) the consummation of the Company’s initial Business Combination, (iii) the winding up of the Company, or (iv) the CFO’s removal, disqualification, or resignation. In addition, the CFO will be entitled to purchase up to 20,000 Class B ordinary shares from Sponsor at a price of $0.0019 per share, subject to applicable transfer restrictions. The agreement was terminated in November 2025. The Company incurred an aggregate fee of $25,000 under this agreement and such amount was accrued accordingly in November 2025. In January 2026, the Company paid the $25,000 accrued fees incurred under this agreement. As of June 1, 2026, no additional fees were incurred or payable under this agreement.

Administrative Services Agreement

The Company entered into an agreement with the Sponsor, commencing on May 28, 2026 through the earlier of the Company’s consummation of a Business Combination or its liquidation, to pay the Sponsor a total of $1,000 per month for office space, utilities, and secretarial and administrative support services.

TRIBECA STRATEGIC ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENT

JUNE 1, 2026

Note 5 — Related Party Transactions (cont.)

Working Capital Loans

In order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (the “Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans. In the event that a Business Combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay the Working Capital Loans but no proceeds from the Trust Account would be used to repay the Working Capital Loans. Up to $1,200,000 of such Working Capital Loans may be convertible into Private Placement Units of the post-Business Combination entity at a price of $10.00 per Private Placement Unit at the option of the applicable lender. As of June 1, 2026, no such Working Capital Loans were outstanding.

Business Combination Financing

The Company has agreed to grant Alto Opportunity Master Fund (“Alto”), who holds an indirect interest in membership interests in the Sponsor, the right, but not the obligation, to purchase the securities offered to third party investors in any Business Combination Financing (defined below), at the same price and on the same terms and conditions as are offered to other third party investors in such Business Combination Financing, in an aggregate amount for each such Business Combination Financing up to 25% of the aggregate gross proceeds raised, subject to certain limited exceptions. “Business Combination Financing” means any equity or equity linked financing (including any private investment in public equity, or PIPE, backstop equity commitment, convertible debt or preferred equity or similar financing) consummated by the Company in connection with and for the purpose of financing the initial Business Combination, subject to certain excluded issuances. The price-based make-whole arrangement for the benefit of Alto is in the event the Measurement Price does not exceed $0.714 (the “Floor Price”) per share during the Measurement Period, then the Chief Executive Officer and Chief Financial Officer have agreed to transfer, allocated on a pro rata basis between them, a number of make-whole Class A ordinary shares or Founder Shares, as applicable, to Alto according to the following formula: Number of make-whole shares transferred = ($443,000/Measurement Price) — 620,200 Founder Shares. If the Measurement Price is equal to or greater than the Floor Price, then no make-whole shares are required to be transferred. “Measurement Price” means the volume-weighted average trading price per share of the Class A ordinary shares on the Nasdaq Capital Market for the Measurement Period. “Measurement Period” means the ten (10) consecutive trading day period ending on, and including, the Measurement Date. “Measurement Date” means the first date on which the Founder Shares held, directly or indirectly (through its interests in Sponsor), by Alto are no longer subject to any contractual lock-up or other transfer restrictions.

The agreement does not establish a fixed settlement obligation at inception, as no securities are issuable unless and until the Company elects to undertake a future financing and Alto separately elects to participate on the same terms as other investors. Accordingly, even if analyzed under ASC 815-40, the participation right would be expected to qualify for equity classification because settlement, if any, would occur through the issuance of the same securities issued to all other financing participants and the agreement does not contain features that would preclude equity classification. As a result, absent a future financing transaction and Alto's election to participate therein, the arrangement would not give rise to a recognized liability at contract inception, thus, the Company concluded that there’s no accounting entry is required at contract inception. In addition, the make-whole arrangement set forth in the agreement would not require recognition by the Company under SAB Topic 5T because the arrangement is not an obligation of the Company, does not settle a pre-existing obligation of the Company, and does not involve the Company issuing additional shares, transferring assets, or providing consideration to Alto. Rather, the agreement expressly states that the make-whole feature is a contractual arrangement solely between the Sponsor and Alto, with any required make-whole shares being satisfied exclusively through transfers of Founder Shares owned by the Sponsor. The Company is not a party obligated to perform under the arrangement and, under no circumstance, is required to issue additional securities or make cash payments to Alto. As a result, the arrangement represents a shareholder-to-shareholder transfer of value that is settled entirely using the Sponsor’s personal ownership interests and does not constitute a Company-sponsored issuance or transfer of consideration that would be recognized by the Company under SAB Topic 5T, thus, supporting the Company’s conclusion that, based on the terms evaluated and the decision framework applied, the agreement does not give rise to an accounting recognition event and no journal entries are required at contract inception.

Note 6 — Commitments and Contingencies

Risks and Uncertainties

The United States and global markets are experiencing volatility and disruption following the geopolitical instability resulting from the ongoing Russia-Ukraine conflict, the recent conflict in Iran and nearby countries and the recent escalation of conflict in the Middle East and Southwest Asia. In response to the ongoing Russia-Ukraine conflict, the North Atlantic Treaty Organization (“NATO”) deployed additional military forces to eastern Europe, and the United States, the United Kingdom, the European Union and other countries have announced various sanctions and restrictive actions against Russia, Belarus and related individuals and entities, including the removal of certain financial institutions from the Society for Worldwide Interbank Financial Telecommunication payment system. Certain countries, including the United States, have also provided and may continue to provide military aid or other assistance to Ukraine and to Israel, increasing geopolitical tensions among a number of nations. The invasion of Ukraine by Russia, the conflict in Iran and nearby countries and the escalation of the conflict in the Middle East and Southwest Asia and the resulting measures that have been taken, and could be taken in the future, by NATO, the United States, the United Kingdom, the European Union, Israel and its neighboring states and other countries have created global security concerns that could have a lasting impact on regional and global economies. Although the length and impact of the ongoing conflicts are highly unpredictable, they could lead to market disruptions, including significant volatility in commodity prices, credit and capital markets, as well as supply chain interruptions and increased cyberattacks against U.S. companies. Additionally, any resulting sanctions could adversely affect the global economy and financial markets and lead to instability and lack of liquidity in capital markets.

TRIBECA STRATEGIC ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENT

JUNE 1, 2026

Note 6 — Commitments and Contingencies (cont.)

There have recently been significant changes to international trade policies and tariffs affecting imports and exports. Any significant increases in tariffs on goods or materials or other changes in trade policy could negatively affect the Company’s search for a target and/or its ability to complete the initial Business Combination.

Recently, the U.S. has implemented a range of new tariffs and increases to existing tariffs. In response to the tariffs announced by the U.S., other countries have imposed, are considering imposing, and may in the future impose new or increased tariffs on certain exports from the United States. There is currently significant uncertainty about the future relationship between the United States and other countries with respect to trade policies, taxes, government regulations and tariffs and the Company cannot predict whether, and to what extent, current tariffs will continue or trade policies will change in the future.

Any of the above-mentioned factors, or any other negative impact on the global economy, capital markets or other geopolitical conditions resulting from the Russian invasion of Ukraine, the conflict in Iran and nearby countries, the escalation of the conflict in the Middle East and Southwest Asia and subsequent sanctions, tariffs, or related actions, could adversely affect the Company’s search for an initial Business Combination and any target business with which the Company may ultimately consummate an initial Business Combination.

Registration Rights

The holders of the (i) Founder Shares, (ii) Representative Shares (as defined in Note 6) and (iii) Private Placement Units (and the securities comprising such units and the Class A ordinary shares issuable upon conversion of the Private Placement Rights comprising such units) that may be issued upon conversion of the Working Capital Loans are entitled to registration rights to require the Company to register for resale of any of the Company’s securities held by them and any other securities of the Company acquired by them prior to the consummation of the initial Business Combination pursuant to a registration rights agreement signed on May 28, 2026. The holders of these securities are entitled to make up to three demands, excluding short-from demands, that the Company registers such securities. In addition, the holders have certain piggyback registration rights with respect to registration statements filed subsequent to the completion of the initial Business Combination. Notwithstanding anything to the contrary, the underwriters may only make a demand on one occasion and only during the five-year period beginning on the effective date of the Initial Public Offering. In addition, the underwriters may participate in a piggyback registration only during the seven-year period beginning on the effective date of the Initial Public Offering. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriters’ Agreement

The underwriters have a 45-day option from the date of the Initial Public Offering to purchase up to an additional 2,100,000 Units to cover over-allotments, if any. As of June 1, 2026, the full over-allotment option remains open.

TRIBECA STRATEGIC ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENT

JUNE 1, 2026

Note 6 — Commitments and Contingencies (cont.)

The underwriters were entitled to a cash underwriting discount of $0.20 per Unit, or $2,800,000 in the aggregate (or $3,220,000 in the aggregate if the underwriters’ over-allotment option is exercised in full), which was paid to the underwriters upon the closing of the Initial Public Offering. Additionally, the underwriters were entitled to a deferred underwriting discount of $0.35 per Unit, or $4,900,000 in the aggregate (or $5,635,000 in the aggregate if the underwriters’ over-allotment option is exercised in full), payable to the representative on behalf of the underwriters only upon the consummation of an initial Business Combination. The deferred underwriting commissions will be payable to the underwriters upon the closing of the initial Business Combination in two portions, as follows: (i) $0.175 per Unit sold in the Initial Public Offering shall be paid to the underwriters in cash, and (ii) up to $0.175 per Unit sold in the Initial Public Offering shall be paid to the underwriters in cash, based on the funds remaining in the Trust Account after giving effect to Public Shares that are redeemed in connection with an initial Business Combination.

Representative Shares

The Company issued shares to the underwriters (the “Representative Shares”) comprising 140,000 Class A ordinary shares as representative compensation. The underwriters have agreed that Representative Shares shall be subject to the lock-up provisions of not transferring its Representative Shares (other than permitted transferees) until six months after the completion of an initial Business Combination. In addition, the underwriters have agreed with respect to the Representative Shares, (i) to vote for at a shareholder meeting to approve a Business Combination or any amendment to the Company’s post-offering amended and restated memorandum and articles of association to modify the substance or timing of its obligation to allow redemptions in connection with a Business Combination, (ii) to waive their redemption rights with respect to such shares until the completion of the Business Combination, in connection with the completion of the Company’s initial Business Combination or a shareholder vote to approve an amendment to the Company’s post-offering amended and restated memorandum and articles of association to modify the substance or timing of the its obligation to allow redemptions in connection with a Business Combination, and (iii) to waive their rights to liquidating distributions from the Trust Account with respect to such shares if the Company fails to complete its initial Business Combination within the timeline provided in the Company’s post-offering amended and restated memorandum and articles of association.

The Representative Shares have been deemed compensation by Financial Industry Regulatory Authority (“FINRA”) and are therefore subject to a lock-up for a period of 180 days immediately following the date of the commencement of sales in the Initial Public Offering pursuant to FINRA Rule 5110(e)(1). Pursuant to FINRA Rule 5110(e)(1), these securities will not be the subject of any hedging, short sale, derivative, put or call transaction that would result in the economic disposition of the securities by any person for a period of 180 days immediately following the effective date of the registration statement of which the Initial Public Offering forms a part, nor may they be sold, transferred, assigned, pledged or hypothecated for a period of 180 days immediately following the effective date of the registration statement of which the Initial Public Offering forms a part except to any underwriter and selected dealer participating in the Initial Public Offering and their officers, partners, registered persons or affiliates.

The issuance of the Representative Shares is in the scope of FASB ASC 718. Under FASB ASC 718, share-based compensation associated with equity classified awards is measured at fair value upon the assignment date. Further, the issuance of the Representative Shares should be accounted for as an offering cost in accordance with SAB Topic 5A, Expenses of Offering, since the Representative Shares are deemed to be underwriters’ compensation by FINRA pursuant to Rule 5110 of the FINRA Manual. The Company estimated the fair value of the 140,000 Representative Shares to be $207,200 or $1.48 per share. The Company received $140 from the underwriters for the issuance of the Representative Shares. Accordingly, the fair value in excess of the proceeds received of $207,060 was recorded as deferred offering costs and was closed to additional paid-in capital at the closing of the Initial Public Offering. The Company established the initial fair value for the Representative Shares on June 1, 2026 using Probability-Weighted Expected Return Method (“PWERM”). The primary assumptions used in the valuation of Representative Shares were (i) implied Class A share price of $9.85 and (ii) probability of de-SPAC and market adjustment of 15.0%.

The underwriters have agreed (i) to waive their redemption rights with respect to such shares in connection with the completion of an initial Business Combination, and (ii) to waive their rights to liquidating distributions from the Trust Account with respect to such shares if the Company fails to complete its initial Business Combination within 21 months from the closing of the Initial Public Offering.

TRIBECA STRATEGIC ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENT

JUNE 1, 2026

Note 6 — Commitments and Contingencies (cont.)

Transfer Agent and Trustee Administrative Fees

The Company acknowledges that the transfer agent may receive fees, commissions, or other compensation (collectively, “Revenue Share”) from the Company’s elected asset manager (the “Asset Manager”), or its affiliates, in connection with the transfer agent’s referral of such Asset Manager to provide services to the Company. For each calendar month in which the transfer agent receives Revenue Share from the Asset Manager attributable to the Company’s Trust Account, the Company shall be entitled to one hundred percent (100.0%) of such Revenue Share, less the transfer agent’s monthly service fee. The transfer agent shall deduct the monthly service fee and promptly remit the remaining balance (the “Net Revenue Share”) to the Company. The Net Revenue Share shall be paid by the 15th day of the calendar month following the month to which it relates. Payment obligations under this agreement shall commence with the calendar month in which the transfer agent first receives Revenue Share from the Asset Manager and shall continue for each subsequent calendar month in which the transfer agent continues to receive Revenue Share. This agreement shall automatically terminate, and all obligations of the transfer agent to make Net Revenue Share payments shall cease, upon the earlier of (1) the consummation of the Company’s initial Business Combination, (ii) the liquidation or winding-up of the Company, or (iii) the date on which the transfer agent ceases to receive Revenue Share from the Asset Manager. No Net Revenue Share payment shall accrue or be payable in respect of any period after the effective date of termination.

Note 7 — Shareholders’ Deficit

Preference Shares — The Company is authorized to issue a total of 1,000,000 preference shares at par value of $0.0001. As of June 1, 2026, there were no preference shares issued or outstanding.

Class A Ordinary Shares — The Company is authorized to issue a total of 200,000,000 Class A ordinary shares at par value of $0.0001 per share. As of June 1, 2026, there were 610,000 Class A ordinary shares issued and outstanding, excluding 14,000,000 shares subject to possible redemption.

Class B Ordinary Shares — The Company is authorized to issue a total of 20,000,000 Class B ordinary shares at par value of $0.0001 per share. As of June 1, 2026, there were 5,366,667 Class B ordinary shares issued and outstanding, of which an aggregate of up to 700,000 Class B ordinary shares remain subject to forfeiture depending on the extent to which the underwriters’ over-allotment option is exercised within the 45-day period following the closing of the Initial Public Offering.

TRIBECA STRATEGIC ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENT

JUNE 1, 2026

Note 7 — Shareholders’ Deficit (cont.)

The Founder Shares will automatically convert into Class A ordinary shares at the time of the initial Business Combination or at any time prior thereto at the option of the holder on a one-for-one basis, subject to adjustment for share subdivisions, share capitalizations, reorganizations, recapitalizations and the like, and subject to further adjustment as provided herein. In the case that additional Class A ordinary shares, or any other equity-linked securities, are issued or deemed issued in excess of the amounts sold in the Initial Public Offering and related to or in connection with the closing of the initial Business Combination, the ratio at which Class B ordinary shares convert into Class A ordinary shares will be adjusted (unless the holders of a majority of the outstanding Class B ordinary shares agree to waive such adjustment with respect to any such issuance or deemed issuance) so that the number of Class A ordinary shares issuable upon conversion of all Class B ordinary shares will equal, in the aggregate, approximately 25.0% of the sum of (i) the total number of all Class A ordinary shares outstanding upon the completion of the Initial Public Offering (including any Class A ordinary shares issued pursuant to the underwriters’ over-allotment option and excluding the Class A ordinary shares comprising part of the Private Placement Units, the Class A ordinary shares underlying the Private Placement Units and the Representative Shares), plus (ii) all Class A ordinary shares and equity-linked securities issued or deemed issued, in connection with the closing of the initial Business Combination (excluding any shares or equity-linked securities issued, or to be issued, to any seller in the initial Business Combination and any private placement-equivalent units issued to the Sponsor or any of its affiliates or to officers or directors upon conversion of Working Capital Loans) minus (iii) any redemptions of Class A ordinary shares by public shareholders in connection with an initial Business Combination and any Class A ordinary shares redeemed by public shareholders in connection with any amendment to the amended and restated memorandum and articles of association made prior to the consummation of the initial Business Combination (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the initial Business Combination or to redeem 100% of Public Shares if the Company does not complete an initial Business Combination within the Completion Window or (B) with respect to any other material provisions relating to the rights of holders of Class A ordinary shares or pre-business combination activity; provided that such conversion of Founder Shares will never occur on a less than one-for-one basis.

Holders of record of the Company’s Class A ordinary shares and Class B ordinary shares are entitled to one vote for each share held on all matters to be voted on by shareholders. Unless specified in the amended and restated memorandum and articles of association or as required by the Companies Act or stock exchange rules, an ordinary resolution under Cayman Islands law and the amended and restated memorandum and articles of association, which requires the affirmative vote of at least a majority of the votes cast by such shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at the applicable general meeting of the Company is generally required to approve any matter voted on by the shareholders. Approval of certain actions requires a special resolution under Cayman Islands law, which (except as specified below) requires the affirmative vote of at least two-thirds of the votes cast by such shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at the applicable general meeting, and pursuant to the amended and restated memorandum and articles of association, such actions include amending the Company’s amended and restated memorandum and articles of association and approving a statutory merger or consolidation with another company. There is no cumulative voting with respect to the appointment of directors, meaning, following the initial Business Combination, the holders of more than 50% of the ordinary shares voted for the appointment of directors can elect all of the directors. Prior to the consummation of the initial Business Combination, only holders of the Class B ordinary shares will (i) have the right to vote on the appointment and removal of directors and (ii) be entitled to vote on continuing the Company in a jurisdiction outside the Cayman Islands (including any special resolution required to amend the constitutional documents or to adopt new constitutional documents, in each case, as a result of approving a transfer by way of continuation in a jurisdiction outside the Cayman Islands). Holders of the Class A ordinary shares will not be entitled to vote on these matters during such time. These provisions of the amended and restated memorandum and articles of association may only be amended if approved by a special resolution passed by the affirmative vote of at least 90% (or, where such amendment is proposed in respect of the consummation of the initial Business Combination, two-thirds) of the votes cast by such shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at the applicable general meeting of the Company.

TRIBECA STRATEGIC ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENT

JUNE 1, 2026

Note 7 — Shareholders’ Deficit (cont.)

Rights — Except in cases where the Company is not the surviving company in a Business Combination, each holder of a right will automatically receive one-tenth (1/10) of one ordinary share upon consummation of the initial Business Combination. The Company will not issue fractional shares in connection with an exchange of rights. Fractional shares will either be rounded down to the nearest whole share or otherwise addressed in accordance with the applicable provisions of Cayman law.

In the event the Company is not the surviving company upon completion of the initial Business Combination, each holder of a right will be required to affirmatively convert his, her or its rights in order to receive the one-tenth (1/10) of one ordinary share underlying each right upon consummation of the Business Combination. If the Company is unable to complete the initial Business Combination within the required time period and the Company will redeem the Public Shares for the funds held in the Trust Account, holders of rights will not receive any of such funds for their rights and the rights will expire worthless.

Note 8 — Fair Value Measurements

Fair value is defined as the price that would be received for sale of an asset or paid for transfer of a liability in an orderly transaction between market participants at the measurement date. US GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These tiers include:

●	Level 1, defined as observable inputs such as quoted prices (unadjusted) for identical instruments in active markets;

●	Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

●	Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable. In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

The over-allotment option was accounted for as a liability in accordance with FASB ASC 480 and was presented within liabilities on the balance sheet. The over-allotment option liability is measured at fair value at inception and on a recurring basis, with changes in fair value presented within changes in fair value of over-allotment option liability in the statement of operations. The fair value of the over-allotment option is $110,400, or $0.053 per option unit.

The Company used a Black-Scholes model to value the over-allotment option. The over-allotment option liability was classified within Level 3 of the fair value hierarchy at the measurement date due to the use of unobservable inputs inherent in pricing models are assumptions related to expected share-price volatility, expected life and risk-free interest rate. The Company estimates the volatility of its ordinary shares based on historical volatility that matches the expected remaining life of the option. The risk-free interest rate is based on the U.S. Treasury zero-coupon yield curve on the grant date for a maturity similar to the expected remaining life of the option. The expected life of the option is assumed to be equivalent to their remaining contractual term.

The key inputs into the Black-Scholes model were as follows at initial measurement of the over-allotment option:

June 1, 2026
Risk-free interest rate	3.71%
Expected term (years)	0.12
Volatility	1.67%
Exercise price	$10.00

TRIBECA STRATEGIC ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENT

JUNE 1, 2026

Note 8 — Fair Value Measurements (cont.)

The fair value of the Public Rights issued in the Initial Public Offering is $2,100,000, or $0.15 per Public Right. The fair value of the Public Rights was determined using PWERM. The Public Rights issued in the Initial Public Offering have been classified within shareholders’ deficit and will not require remeasurement after issuance. The following table presents the quantitative information regarding market assumptions used in the Level 3 valuation of the Public Rights issued in the Initial Public Offering:

June 1, 2026
Expected term to de-SPAC (years)	1.75
Probability of de-SPAC and instrument-specific market adjustment	15.0%
Risk-free rate (continuous)	3.96%
Implied Class A share price	$9.85

Note 9 — Segment Information

FASB ASC Topic 280, “Segment Reporting,” establishes standards for companies to report, in their financial statements, information about operating segments, products, services, geographic areas, and major customers. Operating segments are defined as components of an enterprise that engage in business activities from which it may recognize revenues and incur expenses, and for which separate financial information is available that is regularly evaluated by the Company’s chief operating decision maker (“CODM”), or group, in deciding how to allocate resources and assess performance.

The Company’s CODM has been identified as the CFO, who reviews the operating results for the Company as a whole to make decisions about allocating resources and assessing financial performance. Accordingly, management has determined that the Company only has one reportable segment.

The CODM assesses performance for the single segment and decides how to allocate resources. The measure of segment assets is reported on the balance sheet as total assets. When evaluating the Company’s performance and making key decisions regarding resource allocation, the CODM reviews several key metrics included in the total assets, which include the following:

June 1, 2026
Cash	$1,007,742
Cash held in Trust Account	$140,350,000

The CODM reviews the position of total assets to assess if the Company has sufficient resources available to discharge its liabilities. The CODM is provided with details of cash and liquid resources available with the Company. The CODM will review the interest that will be earned and accrued on cash held in Trust Account to measure and monitor shareholder value and determine the most effective strategy of investment with the Trust Account funds while maintaining compliance with the Trust Agreement.

Note 10 — Subsequent Events

The Company evaluated subsequent events and transactions that occurred after the balance sheet date through June 11, 2026, the date that the financial statement was issued. Based upon this review, the Company did not identify any subsequent events that would require adjustment or disclosure in the financial statement.